EXHIBIT 99.2

Crescent Real Estate Equities
Company

Second Quarter 2003

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10Q and the Annual Report
on Form 10K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Executive Officers	5
Financial Highlights
Key Financial Data	7
Balance Sheets	9
Statements of Operations	10
Funds From Operations	11
Earnings Guidance	12
Segment Contribution	13
Consolidated Debt Schedule	14
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	15
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	16
Investment in Unconsolidated Companies	17
Portfolio Data
Office:
Office Portfolio Breakdown	21
Office Property Table	22
Unconsolidated Office Joint Venture Properties	25
Office Leasing Statistics	26
Office Same-Store Analysis	27
Office Capital Expenditures	28
Top 25 Office Customers	29
Office Customer Industry Diversification	30
Office Lease Expirations	31
Acquisitions, Development and Dispositions	37
Resort/Hotel:
Resort/Hotel Property Table	39
Same-Store Analysis	41
Residential Development:
Residential Development Property Table	43
Statistics	44
Temperature-Controlled Logistics:
Temperature-Controlled Property Table and Operating Data	47
Contact Information
Equity Research Coverage/IR Contacts	49

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

About the Company

Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owned and managed, as of June 30, 2003, a portfolio of 73 premier office properties totaling 29.5 million square feet located primarily in the Southwestern United States, with major concentrations in Dallas, Houston, Austin and Denver. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary
As of June 30, 2003

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties	73
Total Office Square Feet	29.5 million
Geographic Diversity	6 states and 25 sub-markets
Number of Employees	675
Common Shares and Units Outstanding	116.9 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($16.61 at 06/30/03)	9.0%
Total Market Capitalization Including Debt	$4.5 billion
Insider Ownership	18.0%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on August 5, 2003, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Trust Managers

Richard E. Rainwater
Chairman of the Board

John C. Goff
Vice Chairman of the Board and
Chief Executive Officer

Dennis H. Alberts
President and Chief Operating Officer

Anthony M. Frank
Chairman, Belvedere Capital Partners

William F. Quinn
President, AMR Investments Services, Inc.

Paul E. Rowsey, III
President, Eiger, Inc.

Robert R. Stallings
Chairman and President, Stallings Capital Group, Inc.

Terry N. Worrell
President, Worrell Investments

Executive Officers

John C. Goff, Chief Executive Officer

Dennis H. Alberts, President and Chief Operating Officer

Kenneth S. Moczulski, President of Investments and Chief Investment Officer

Jerry R. Crenshaw, Jr, Executive Vice President and Chief Financial Officer

David M. Dean, Executive Vice President, Law and Administration and Secretary

Jane E. Mody, Executive Vice President, Capital Markets

Thomas G. Miller, Senior Vice President, Investments

Jane B. Page, Senior Vice President, Asset Management and Leasing, Houston Region

John L. Zogg, Jr, Senior Vice President, Asset Management and Leasing, Dallas Region

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended

	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002

Shares and Units:
Common Shares Outstanding	99,169,292	99,167,508	99,212,108	103,886,998	103,704,162
Units Outstanding (a)	17,748,804	17,750,088	17,756,684	13,082,468	13,182,468

Combined Shares and Units	116,918,096	116,917,596	116,968,792	116,969,466	116,886,630

Weighted Average for Quarter — Basic (EPS) (b)	99,170,151	99,217,542	100,558,758	103,766,485	104,887,898
Weighted Average for Quarter — Diluted (EPS) (b)	99,182,806	99,222,236	100,568,522	103,887,036	106,113,049
Weighted Average for Quarter — Diluted (FFO)	116,931,793	116,974,303	116,979,033	117,069,504	119,291,717
Share Price & Dividends
At the End of the Period	$16.61	$14.38	$16.64	$15.70	$18.70
High during Quarter	$17.38	$16.87	$17.29	$18.61	$20.01
Low during Quarter	$14.18	$13.75	$13.61	$15.20	$18.49
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375
Capitalization
Market Value of Common Equity	$1,942,010	$1,681,275	$1,946,361	$1,836,421	$2,185,780
Preferred Equity (c)	335,400	335,400	335,400	335,400	335,400
Total Consolidated Debt	2,464,751	2,444,293	2,382,910	2,412,544	2,472,431

Total Capitalization	$4,742,161	$4,460,968	$4,664,671	$4,584,365	$4,993,611

Total Consolidated Debt/Total Capitalization	52%	55%	51%	53%	50%
Selected Balance Sheet Data (d)
Gross Book Value of Consolidated Real Estate Assets (before accum depr)(e):	$3,855,143	$3,847,438	$3,838,392	$3,865,555	$3,993,019
Total Assets	4,208,220	4,223,614	4,288,399	4,341,111	4,422,780
Total Liabilities	2,799,994	2,764,219	2,758,812	2,775,177	2,812,086
Total Unconsolidated Debt	564,143	563,258	559,037	506,559	470,838
Total Minority Interest	154,092	161,337	174,774	133,995	159,246
Total Shareholders’ Equity	1,254,134	1,298,058	1,354,813	1,431,939	1,451,448
Selected Operating Data (e)
Total Consolidated Revenues (f)	$234,358	$229,436	$271,383	$248,501	$281,891
Net Straight — Line revenue/(expense) adjustment	(398)	813	341	(17)	577
Lease Termination Fees	1,000	2,000	11,800	3,000	600
Consolidated Capitalized Interest:
Office	—	—	—	69	119
Residential Development (g)	4,058	4,239	6,982	4,127	3,668
Scheduled Principal Payments on Consolidated Debt	3,669	3,248	3,134	2,572	2,318
Office Property FFO (h)	70,011	72,260	85,765	88,045	80,502
Office Property Operating Margin (i)	51%	53%	58%	58%	56%
General & Administrative Expense	6,185	6,415	9,840	6,197	5,333
G&A as a Percentage of Total Consolidated Revenues	2.6%	2.8%	3.6%	2.5%	1.9%
Office Bad Debt as Percentage of Office Property Revenue	0.3%	0.1%	0.9%	0.6%	-0.1%
Interest Coverage Ratio (j)	2.3	2.2	2.3	2.2	2.3
Net Income from Continuing Operations (e) (k)
Net Income from Continuing Operations	$(5,821)	$(4,819)	$25,335	$19,774	$6,158
Basic — Per Share	$(0.06)	$(0.05)	$0.25	$0.19	$0.06
Diluted — Per Share	$(0.06)	$(0.05)	$0.25	$0.19	$0.06
Funds from Operations (“FFO”) (h)
FFO	$36,441	$41,417	$70,834	$50,012	$53,205
FFO per Weighted Average Share — Diluted	$0.31	$0.35	$0.60	$0.43	$0.45
FFO Payout Ratio — Diluted	121.0%	107.1%	63.0%	87.2%	84.1%
Portfolio Statistics
Office Properties Owned and Managed (l)	73	73	73	73	74
Total Office Square Footage (l)	29,465,407	29,465,407	29,464,127	28,511,578	28,296,794
Economic Office Occupancy at End of Quarter (l) (m)	85.1%	85.7%	87.2%	89.2%	89.3%
Leased Office Occupancy at End of Quarter (l)	86.9%	87.0%	89.7%	90.7%	90.4%
Resort/Hotel Properties	10	10	10	9	9
Number of Resort/Hotel Rooms	3,077	3,077	3,077	2,807	2,807
Number of Residential Development Active Projects	23	22	22	21	22

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Key Financial Data
(dollars in thousands)
(continued)

(a)	Represents actual units outstanding x 2, with each unit exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Net of issuance costs, preferred equity is $330,083.

(d)	Segment information is as follows:

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other		Total

Total Assets by Segment(1):
Balance at June 30, 2003	2,528,491	499,321	747,697	303,279	129,432		4,208,220
Balance at December 31, 2002	2,625,881	501,801	723,573	304,545	132,599		4,288,399
Consolidated Property Level Financing:
Balance at June 30, 2003	(1,367,717)	(152,978)	(87,056)	—	(877,000	)(2)	(2,464,751)
Balance at December 31, 2002	(1,371,274)	(129,401)	(93,235)	—	(789,000	)(2)	(2,382,910)
Consolidated Other Liabilities:
Balance at June 30, 2003	(91,791)	(40,006)	(135,640)	—	(67,806)		(335,243)
Balance at December 31, 2002	(134,972)	(44,034)	(125,018)	—	(71,878)		(375,902)
Minority Interests:
Balance at June 30, 2003	(7,594)	(7,413)	(23,815)	—	(115,270)		(154,092)
Balance at December 31, 2002	(11,202)	(7,833)	(24,937)	—	(130,802)		(174,774)

(1)	Total assets by segment is inclusive of investments in real estate mortgages and equity of unconsolidated companies, net of unconsolidated debt.
(2)	Inclusive of Corporate bonds and credit facility.

(e)	Prior quarter financial data is not restated for the effect of Discontinued Operations.

(f)	Calculated as Total Property Revenue plus Interest and other income.

(g)	Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(h)	Funds from operations, or FFO, based on the revised definition adopted by the Board of Governors of NAREIT, and as the Company uses it, means net income (loss), determined in accordance with GAAP, excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers FFO an appropriate measure of performance for an equity REIT and for its investment segments, although it is not a GAAP measure. FFO is not necessarily indicative of available cash and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. Refer to Statement of Funds From Operations on page 11 for the Company’s methodology, which may differ from that of other real estate companies that report FFO, as well as a complete reconciliation to Net Income, a GAAP measure.

(i)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(j)	Calculated as (Loss) Income from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

• Loss / (gain) on property sales

• Impairments

• Interest expense

• Amortization of deferred financing costs

• Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments.

(k)	Calculated as Net income before discontinued operations and cumulative effect of a change in accounting principle less preferred dividend payments.

(l)	Office Property statistics exclude 5 Houston Center office property, which was developed and placed in service on September 16, 2002, and Five Post Oak Park office property, which was acquired on December 20, 2002. These office properties will be included in occupancy statistics once stabilized. Stabilization is deemed to occur upon the earlier of (1) achieving 93% occupancy or (2) one year following date placed in service or acquisition date. As of June 30, 2003, these two properties are included only in “Office Buildings Owned and Managed” and “Total Office Square Footage” on Key Financial Data.

(m)	Economic occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Balance Sheets
(dollars in thousands)

	June 30,	December 31,
	2003	2002
	(unaudited)	(audited)

ASSETS:
Investments in real estate:
Land	$318,404	$304,319
Land held for investment or development	441,941	447,778
Building and improvements	2,933,203	2,903,244
Furniture, fixtures and equipment	120,693	115,198
Properties held for disposition, net	40,902	61,469
Less — accumulated depreciation	(794,568)	(733,172)

Net investment in real estate	$3,060,575	$3,098,836
Cash and cash equivalents	$71,933	$78,444
Restricted cash and cash equivalents	91,028	105,786
Accounts receivable, net	40,256	42,046
Deferred rent receivable	61,283	60,973
Investments in real estate mortgages and equity of unconsolidated companies	542,956	562,643
Notes receivable, net	107,556	115,494
Income tax asset-current and deferred, net	50,322	39,709
Other assets, net	182,311	184,468

Total assets	$4,208,220	$4,288,399

LIABILITIES:
Borrowings under Credit Facility	252,000	164,000
Notes payable	2,212,751	2,218,910
Accounts payable, accrued expenses and other liabilities	335,243	375,902

Total liabilities	$2,799,994	$2,758,812

MINORITY INTERESTS:
Operating partnership, 8,874,402 and 8,878,342 units, at June 30, 2003 and December 31, 2002, respectively	$115,270	$130,802
Consolidated real estate partnerships	38,822	43,972

Total minority interests	$154,092	$174,774

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 10,800,000 shares issued and outstanding at June 30, 2003 and December 31, 2002	$248,160	$248,160
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at June 30, 2003 and December 31, 2002	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,294,941 and 124,280,867 shares issued and outstanding at June 30, 2003 and December 31, 2002, respectively	1,236	1,236
Additional paid-in capital	2,243,397	2,243,419
Deferred compensation on restricted shares	(5,253)	(5,253)
Accumulated deficit	(827,874)	(728,060)
Accumulated other comprehensive income	(27,241)	(27,252)

	$1,714,348	$1,814,173
Less — shares held in treasury, at cost, 25,125,649 and 25,068,759 common shares at June 30, 2003 and December 31, 2002, respectively	(460,214)	(459,360)

Total shareholders’ equity	$1,254,134	$1,354,813

Total liabilities and shareholders’ equity	$4,208,220	$4,288,399

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the six months
	ended June 30,		ended June 30,

	2003	2002	2003	2002

	(unaudited)		(unaudited)
REVENUE:
Office Property	$127,334	$138,378	$256,068	$277,967
Resort/Hotel Property	51,632	53,523	115,353	92,047
Residential Development Property	54,207	83,480	89,572	126,541

Total Property revenue	$233,173	$275,381	$460,993	$496,555

EXPENSE:
Office Property real estate taxes	$18,475	$19,973	$36,606	$40,461
Office Property operating expenses	43,977	40,978	86,798	84,138
Resort/Hotel Property expense	42,658	42,212	92,399	66,102
Residential Development Property expense	47,831	74,327	80,760	113,678

Total Property expense	$152,941	$177,490	$296,563	$304,379

Income from Property Operations	$80,232	$97,891	$164,430	$192,176

OTHER INCOME (EXPENSE):
Income from investment land sales, net	$1,627	$—	$1,728	$—
Interest and other income	1,185	1,843	2,853	4,069
Corporate general and administrative	(6,185)	(5,333)	(12,600)	(11,725)
Interest expense	(43,073)	(46,450)	(86,306)	(88,722)
Amortization of deferred financing costs	(2,544)	(2,701)	(4,968)	(5,021)
Depreciation and amortization	(35,958)	(34,444)	(74,653)	(67,084)
Impairment and other charges related to real estate assets	—	(1,000)	(1,200)	(1,000)
Other expenses	(368)	—	(495)	—
Equity in net income (loss) of unconsolidated companies:
Office Properties	1,864	1,471	3,322	2,781
Resort/Hotel Properties	1,382	—	2,125	—
Residential Development Properties	1,540	6,179	2,510	18,662
Temperature-Controlled Logistics Properties	(406)	(417)	1,101	(727)
Other	214	(465)	(815)	(4,526)

Total Other Income (Expense)	$(80,722)	$(81,317)	$(167,398)	$(153,293)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(490)	$16,574	$(2,968)	$38,883
Minority interests	(1,846)	(4,809)	(899)	(12,328)
Income tax benefit (provision)	3,090	(874)	5,605	4,008

INCOME BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$754	$10,891	$1,738	$30,563
Discontinued operations — income (loss) on assets sold and held for sale	649	(588)	624	784
Discontinued operations — (loss) gain on assets sold and held for sale	(881)	1,648	(14,595)	3,737
Cumulative effect of a change in accounting principle	—	—	—	(9,172)

NET INCOME (LOSS)	$522	$11,951	$(12,233)	$25,912
Series A Preferred Share distributions	(4,556)	(4,215)	(9,112)	(7,590)
Series B Preferred Share distributions	(2,019)	(1,009)	(4,038)	(1,009)

NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(6,053)	$6,727	$(25,383)	$17,313

BASIC EARNINGS PER SHARE DATA:
Net (loss) income before discontinued operations and cumulative effect of a change in accounting principle	$(0.06)	$0.06	$(0.12)	$0.21
Discontinued operations — income (loss) on assets sold and held for sale	0.01	(0.01)	0.01	0.01
Discontinued operations — (loss) gain on assets sold and held for sale	(0.01)	0.02	(0.15)	0.04
Cumulative effect of a change in accounting principle	—	—	—	(0.09)

Net (loss) income — basic	$(0.06)	$0.07	$(0.26)	$0.17

DILUTED EARNINGS PER SHARE DATA:
Net (loss) income before discontinued operations and cumulative effect of a change in accounting principle	$(0.06)	$0.06	$(0.12)	$0.21
Discontinued operations — income (loss) on assets sold and held for sale	0.01	(0.01)	0.01	0.01
Discontinued operations — (loss) gain on assets sold and held for sale	(0.01)	0.02	(0.15)	0.04
Cumulative effect of a change in accounting principle	—	—	—	(0.09)

Net (loss) income — diluted	$(0.06)	$0.07	$(0.26)	$0.17

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,170,151	104,887,898	99,193,715	104,912,915

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	99,182,806	106,113,049	99,201,416	105,750,825

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the six months
	ended June 30,				ended June 30,

	(unaudited)				(unaudited)

	2003	2003	2002	2002	2003	2003	2002	2002
	$	Per share	$	Per share	$	Per share	$	Per share

NET INCOME (LOSS)	$522	$—	$11,951	$0.10	$(12,233)	$(0.10)	$25,912	$0.22
ADJUSTMENTS:
Depreciation and amortization of real estate assets	33,099	0.28	33,530	0.28	69,400	0.59	65,669	0.55
Loss (gain) on property sales, net	62	—	(1,420)	(0.01)	288	—	(5,665)	(0.05)
Cumulative effect of a change in accounting principle	—	—	—	—	—	—	9,172	0.08
Impairment and other adjustments related to real estate assets and assets held for sale	990	0.01	—	—	18,018	0.16	2,048	0.02
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office Properties	3,013	0.03	1,889	0.02	5,835	0.05	4,051	0.03
Resort/Hotel Properties	355	—	—	—	749	0.01	—	—
Residential Development Properties	(512)	—	2,051	0.02	227	—	2,954	0.02
Temperature-Controlled Logistics Properties	5,486	0.05	5,790	0.05	10,996	0.09	11,501	0.10
Other	(104)	—	3,130	0.03	(82)	—	5,776	0.05
Unitholder minority interest	105	—	1,508	0.01	(2,190)	(0.02)	4,513	0.04
Series A Preferred Share distributions	(4,556)	(0.04)	(4,215)	(0.04)	(9,112)	(0.08)	(7,590)	(0.06)
Series B Preferred Share distributions	(2,019)	(0.02)	(1,009)	(0.01)	(4,038)	(0.03)	(1,009)	(0.01)

FUNDS FROM OPERATIONS (A)	$36,441	$0.31	$53,205	$0.45	$77,858	$0.67	$117,332	$0.99

INVESTMENT SEGMENTS:
Office Properties	$70,011	$0.60	$80,502	$0.68	$142,271	$1.23	$161,074	$1.36
Resort/Hotel Properties	12,356	0.11	12,637	0.11	27,987	0.24	33,547	0.28
Residential Development Properties	5,705	0.05	12,474	0.10	10,993	0.09	28,035	0.24
Temperature-Controlled Logistics Properties	5,079	0.04	5,374	0.05	12,096	0.10	10,775	0.09
OTHER:
Corporate general & administrative	(6,185)	(0.05)	(5,333)	(0.04)	(12,600)	(0.11)	(11,725)	(0.10)
Interest expense	(43,073)	(0.37)	(46,450)	(0.39)	(86,306)	(0.74)	(88,722)	(0.75)
Series A Preferred Share distributions	(4,556)	(0.04)	(4,215)	(0.04)	(9,112)	(0.08)	(7,590)	(0.06)
Series B Preferred Share distributions	(2,019)	(0.02)	(1,009)	(0.01)	(4,038)	(0.03)	(1,009)	(0.01)
Other (B)	(877)	(0.01)	(775)	(0.01)	(3,433)	(0.03)	(7,053)	(0.06)

FUNDS FROM OPERATIONS (A)	$36,441	$0.31	$53,205	$0.45	$77,858	$0.67	$117,332	$0.99

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,170,151		104,887,898		99,193,715		104,912,915
WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	116,931,793		119,291,717		116,951,935		118,934,650
DIVIDEND PAID PER SHARE DURING PERIOD	$0.375		$0.375		$0.750		$0.750
SUPPLEMENTAL INFORMATION:
Rental income from straight-line rents	$398		$(577)		$(415)		$(1,058)
Temperature-Controlled capital expenditures	—		459		(951)		(492)
Non Revenue-enhancing capital expenditures:
Resort/Hotel Property capital expenditures	(1,525)		(2,166)		(3,346)		(6,053)
Office Property capital expenditures	(2,109)		(3,988)		(2,673)		(5,898)
Office Property tenant improvement and leasing costs	(10,562)		(8,336)		(20,895)		(13,092)
Depreciation and amortization of non-real estate assets	2,239		1,507		4,710		2,956
Amortization of deferred financing costs	2,545		2,701		4,969		5,021

(A)	Funds from operations, or FFO, based on the revised definition adopted by the Board of Governors of NAREIT, and as the Company uses it, means net income (loss), determined in accordance with GAAP, excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP measure, is not necessarily indicative of available cash, may be calculated differently by other real estate companies that report FFO information and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. To calculate Basic FFO per share, the Company deducts Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

(B)	Includes interest and other income, income/loss from other unconsolidated companies, other expenses, preferred return paid to GMAC prior to September 2002, depreciation and amortization of non-real estate assets and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2003			3rd Quarter 2003

FFO	$181,000	to	$210,000	$35,000	to	$38,000
FFO per Share	$1.55	to	$1.80	$0.30	to	$0.32

	2003 Business Drivers

Segment FFO
Office	$278,000	to	$284,000
Resort/Hotel	51,000	to	54,000
Residential Development	41,000	to	51,000
Temperature-Controlled Logistics	25,000	to	27,000

Total Segment FFO	$395,000	to	$416,000
Office Statistics
Same Store NOI Growth (GAAP)	(12.0%)	to	(10.0%)
Same Store Average Occupancy	84%	to	85%
Portfolio Ending Average Occupancy	85%	to	86%
Portfolio Ending Leased Occupancy	87%	to	88%
Resort/Hotel Statistics
Average Occupancy	69%	to	71%
Average Daily Rate Growth	4%	to	6%
Revenue per Available Room Growth	4%	to	6%
Residential Development Statistics
The Woodlands
Lot Sales	1,350	to	1,450
Average Price	$70	to	$75
Crescent Resort Development
Unit Sales	60	to	70
Average Unit Price	$1,200	to	$1,300
Lot Sales	275	to	325
Average Price	$150	to	$160
Desert Mountain
Lot Sales	50	to	60
Average Price	$700	to	$750

Reconciliation of FFO to Net Income

	Full Year 2003			3rd Quarter 2003

	$1.55	to	$1.80	$0.30	to	$0.32

FUNDS FROM OPERATIONS	$181,000		$210,000	$35,000		$38,000
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(139,652)		(139,652)	(35,123)		(35,123)
Loss (gain) on property sales, net	(288)		(288)	—		—
Impairment and other charges related to real estate assets	(18,018)		(18,018)	—		—
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(10,521)		(10,521)	(1,949)		(1,949)
Resort properties	(1,480)		(1,480)	(363)		(363)
Residential Development properties	(8,450)		(8,450)	(825)		(825)
Temperature-controlled logistics properties	(21,996)		(21,996)	(5,500)		(5,500)
Other	81		81	—		—
Unitholder minority interest	(1,771)		(6,124)	697		397
Series A Preferred Share distributions	18,228		18,228	4,557		4,557
Series B Preferred Share distributions	8,075		8,075	2,019		2,019

NET INCOME	$5,208		$29,855	$(1,487)		$1,213

WEIGHTED AVERAGE COMMON SHARES/UNITS
OUTSTANDING — DILUTED	116,900,000		116,900,000	116,900,000		116,900,000
LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING(1)	17,749,000		17,749,000	17,749,000		17,749,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	99,151,000		99,151,000	99,151,000		99,151,000

(1)	Assumes 2 for 1 conversion of units to common shares

Earnings Sensitivities

Office: 1% change in average occupancy = 1.5 point change in same-store growth and $4,000 change in FFO.

Resort/Hotel: 3.5% change in occupancy = 5% change in RevPar and $3,900 change in FFO.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Segment Contribution
As of June 30, 2003

Office	$2.9B
Resort/Residential Development	$1.0B
Other	$0.5B

(1)	Calculated as Net investment in real estate plus accumulated depreciation plus Investment in real estate mortgages and equity in unconsolidated companies.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Consolidated Debt Schedule
As of June 30, 2003
(dollars in thousands)

		Balance	Interest
		Outstanding at	Rate at			Expected
	Maximum	June 30,	June 30,		Maturity	Payoff
Description	Borrowings	2003	2003		Date	Date

Secured Fixed Rate Debt:
AEGON Partnership Note	$262,699	$262,699	7.53%		July 2009	July 2009
LaSalle Note I	236,554	236,554	7.83		August 2027	August 2007
JP Morgan Mortgage Note	193,457	193,457	8.31		October 2016	September 2006
LaSalle Note II	160,541	160,541	7.79		March 2028	March 2006
Cigna Note	70,000	70,000	5.22		June 2010	June 2010
Metropolitan Life Note V	37,823	37,823	8.49		December 2005	December 2005
Northwestern Life Note	26,000	26,000	7.66		January 2004	January 2004
Woodmen of the World Note	8,500	8,500	8.20		April 2009	April 2009
Nomura Funding VI Note	7,943	7,943	10.07		July 2020	July 2010
Mitchell Mortgage Note	1,743	1,743	7.00		September 2003	September 2003
Construction, Acquisition and other obligations for various Crescent Resort Development, Inc. (“CRDI”) and Mira Vista projects	13,172	13,172	2.90 to 11.25		Aug 03 to May 08	Aug 03 to May 08

Subtotal/Weighted Average	$1,018,432	$1,018,432	7.67%

Unsecured Fixed Rate Debt:
The 2009 Notes	$375,000	$375,000	9.25%		April 2009	April 2009
The 2007 Notes	250,000	250,000	7.50		September 2007	September 2007

Subtotal/Weighted Average	$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Fleet Fund I and II Term Loan	$275,000	$275,000	4.52%		May 2005	May 2005
Deutsche Bank — CMBS Loan(1)	220,000	220,000	5.84		May 2004	May 2006
National Bank of Arizona	51,825	47,397	4.00 to 5.00		Nov 04 to Dec 05	Nov 04 to Dec 05
FHI Finance Loan	10,000	435	5.82		September 2009	September 2009
Construction, Acquisition and other obligations for various Crescent Resort Development Inc. (“CRDI”) and Mira Vista projects	82,138	26,487	3.84 to 5.25		July 03 to June 08	July 03 to June 08

Subtotal/Weighted Average	$638,963	$569,319	4.94%

Unsecured Variable Rate Debt:
Credit Facility(2)	$372,284	$252,000 (4)	3.17%		May 2004	May 2005
JP Morgan Loan Sales Facility(3)	50,000	—	—

Subtotal/Weighted Average	$422,284	$252,000	3.17%

Total/Weighted Average	$2,704,679	$2,464,751	6.82	%(5)

Average remaining term					7.0 years	3.5 years

(1)	This loan has two one-year extension options.

(2)	This facility has a one-year extension option.

(3)	This is an uncommitted facility.

(4)	Excludes Letters of Credit issued under the Facility of $15,197.

(5)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.19%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Consolidated Debt Breakdown
As of June 30, 2003
(dollars in thousands)

			Weighted Average		Weighted Average
	Balance	% of Total	Interest Rate		Maturity in Years

Fixed Rate Debt	$1,643,432	67%	8.00%		10.9
Variable Rate Debt(1)	821,319	33%	4.06%		1.3

Total/Weighted Average	$2,464,751	100%	6.82	%(2)	7.0 (3)

(1)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $508 million of hedged variable-rate debt, are 87% and 13%, respectively.

(2)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 7.19%

(3)	Based on contractual maturities. The overall average maturity is 3.5 years based on the Company’s expected payoff dates.

Future Consolidated Debt Repayments(1)
As of June 30, 2003
(dollars in thousands)

	Secured	Unsecured		Total (2)

2003	$21,707	$—		$21,707
2004	283,799	252,000	(3)	535,799
2005	375,341	—		375,341
2006	18,359	—		18,359
2007	26,344	250,000		276,344
Thereafter	862,201	375,000		1,237,201

	$1,587,751	$877,000		$2,464,751

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	These amounts do not represent the effect of a one-year extension option on the Credit Facility and two one-year extension options on the Deutsche Bank — CMBS Loan, as noted on page 14.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

     Unconsolidated Debt Schedule

     As of June 30, 2003
     (dollars in thousands)

	Balance	Company's Share
	Outstanding at	of Balance at	Interest Rate at	Maturity		Fixed/Variable
Description	June 30, 2003	June 30, 2003	June 30, 2003	Date		Secured/Unsecured

Temperature Controlled Logistics Segment:
Vornado Crescent Portland Partnership - 40% Company Goldman Sachs(1)	$502,128	$200,851	6.89%	5/11/2023		Fixed/Secured
Various Capital Leases	37,037	14,816	4.84 to 13.63%	6/1/2006 to 2/12/2016		Fixed/Secured
Various Mortgage Notes	28,184	11,273	4.25 to 12.88%	8/1/2003 to 4/1/2009		Fixed/Secured

	567,349	226,940

Office Segment:
Main Street Partners, L.P. - 50% Company(2)(3)(4)	131,726	65,863	5.61%	12/1/2004		Variable/Secured
Crescent Miami Center, LLC - 40% Company	81,000	32,400	5.04%	9/25/2007		Fixed/Secured
Crescent 5 Houston Center, L.P. - 25% Company(5)	65,470	16,367	3.46%	5/31/2004		Variable/Secured
Houston PT Four Westlake Park Office Limited Partnership - 20% Company	48,410	9,682	7.13%	8/1/2006		Fixed/Secured
Crescent Five Post Oak Park Limited Partnership - 30% Company	45,000	13,500	4.82%	1/1/2008		Fixed/Secured
Austin PT BK One Tower Office Limited Partnership - 20% Company	37,652	7,530	7.13%	8/1/2006		Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership - 20% Company	33,000	6,600	5.61%	9/1/2007		Fixed/Secured
The Woodlands Commercial Properties Co. (Woodlands CPC) - 42.5% Company Fleet National Bank credit facility(6)	62,000	26,350	4.25%	11/27/2005		Variable/Secured
Fleet National Bank(3)(7)	2,867	1,218	3.34%	10/31/2003		Variable/Secured
Various Mortgage Notes	7,923	3,368	6.30 to 7.50%	11/1/2021 to 12/2/2024		Fixed/Secured

	515,048	182,878

Residential Development Segment:
The Woodlands Land Development Co. (WLDC) - 42.5% Company:
Fleet National Bank credit facility(6)	230,000	97,750	4.31%	11/27/2005		Variable/Secured
Fleet National Bank(7)	37,420	15,904	4.09%	12/31/2005		Variable/Secured
Fleet National Bank(3)(8)	5,882	2,500	3.34%	10/31/2003		Variable/Secured
Various Mortgage Notes	14,928	6,346	4.00 to 6.25%	7/1/2005 to 12/31/2008		Fixed/Secured
Blue River Land Company, L.L.C. - 50.0% Company(9)	7,650	3,825	4.32%	6/30/2004		Variable/Secured

	295,880	126,325

Resort/Hotel Segment:
Manalapan Hotel Partners, L.L.C. - 50% Company Corus Bank (3)(10)	56,000	28,000	5.31%	10/21/2005		Variable/Secured

Total Unconsolidated Debt	$1,434,277	$564,143

Fixed Rate/Weighted Average			6.85%	15.0 years
Variable Rate/Weighted Average			4.66%	2.0 years

Total Weighted Average			5.85%	9.1 years	(11)

(1)	URS Real Estate, L.P. and Americold Real Estate, L.P., subsidiaries of Americold Realty Trust, expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2)	Senior Note — Note A: $82,938 at variable interest rate, LIBOR + 189 basis points, $4,879 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $24,394 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. Mezzanine Note — $19,515 at variable interest rate, LIBOR + 890 basis points with a LIBOR floor of 3.0%. Interest-rate cap agreement maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(3)	This Facility has two one-year extension options.

(4)	The Company and its JV partner each obtained a Letter of Credit to guarantee the repayment of up to $4,250 of the Main Street Partners, L.P. loan.

(5)	The Company provides a full and unconditional guarantee of this loan for the construction of 5 Houston Center. The guarantee amount reduces to $41,250 upon achievement of specified conditions, including specified customers occupying space and obtaining a certificate of occupancy; further reduction to $20,600 upon achievement of 90% occupancy and a 1.3x debt service coverage.

(6)	Woodlands CPC and WLDC entered into two $50,000 interest rate swap agreements which limit interest rate exposure to a LIBOR rate of 1.735%. The Swaps are effective August 4, 2003.

(7)	Woodlands LDC entered into an interest rate cap agreement which limits interest rate exposure on the notional amount of $19,500 to a maximum LIBOR rate of 8.5%.

(8)	Woodlands CPC and WLDC entered into an interest rate cap agreement which limits interest rate exposure on the notional amount of $33,750 to a maximum LIBOR rate of 9.0%.

(9)	The Variable rate loan has an interest rate of LIBOR + 300 basis points. A fully consolidated entity of CRDI, of which CRDI owns 88.3%, provides a guarantee of up to 70% of the outstanding balance of up to a $9,000 loan to Blue River Land Company, L.L.C. There was approximately $7,650 outstanding at June 30, 2003 and the amount guaranteed was equal to $5,355.

(10)	The Company and its JV partner each obtained a Letter of Credit to guarantee repayment of up to $3,000 of this facility.

(11)	The overall weighted average maturity would be 4.0 years if all extensions and prepayment options were exercised.

Future Unconsolidated Debt Repayments
As of June 30, 2003
(dollars in thousands)

	Secured	Unsecured	Total (1)

2003	$17,432	$—	$17,432
2004	103,277	—	103,277
2005	167,084	—	167,084
2006	23,977	—	23,977
2007	48,384	—	48,384
Thereafter	203,989	—	203,989

	$564,143	$—	$564,143

(1)	Does not reflect the effect of extensions as noted in footnotes above.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Investment in Unconsolidated Companies
As of June 30, 2003
(dollars in thousands)

Company's
Ownership as of
Entity	Classification	June 30, 2003

Joint Ventures
Main Street Partners, L.P.	Office (Bank One Center-Dallas)	50.00%(1)
Crescent Miami Center, L.L.C	Office (Miami Center — Miami)	40.00%(2)
Crescent 5 Houston Center, L.P.	Office (5 Houston Center-Houston)	25.00%(3)
Austin PT BK One Tower Office Limited Partnership	Office (Bank One Tower-Austin)	20.00%(4)
Houston PT Four Westlake Office Limited Partnership	Office (Four Westlake Park-Houston)	20.00%(4)
Houston PT Three Westlake Office Limited Partnership	Office (Three Westlake Park — Houston)	20.00%(4)
Crescent Five Post Oak Park, L.P.	Office (Five Post Oak — Houston)	30.00%(5)
Equity Investments
The Woodlands Land Development Company, L.P.	Residential Development	42.50%(6)(7)
Blue River Land Company, L.L.C	Residential Development	50.00%(8)
Manalapan Hotel Partners, L.L.C	Resort/Hotel (Ritz Carlton Palm Beach)	50.00%(9)
Vornado Crescent Portland Partnership	Temperature-Controlled Logistics	40.00%(10)
Vornado Crescent Carthage and KC Quarry, L.L.C	Temperature-Controlled Logistics	56.00%(11)
The Woodlands Commercial Properties Company, L.P.	Office	42.50%(6)(7)
G2 Opportunity Fund, L.P.	Other	12.50%(12)
CR License, L.L.C	Other	30.00%(13)
Woodlands Operating Company, L.P.	Other	42.50%(6)(7)
Canyon Ranch Las Vegas, L.L.C	Other	65.00%(14)
SunTX Fulcrum Fund, L.P.	Other	28.10%(15)

(1)	The remaining 50% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2)	The remaining 60% interest in Crescent Miami Center, L.L.C. is owned by an affiliate of a fund managed by JP Morgan Fleming Asset Management, Inc.

(3)	The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Fleming Asset Management.

(4)	The remaining 80% interest in Austin PT BK One Tower Office Limited Partnership, Houston PT Three Westlake Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund.

(5)	The remaining 70% interest in Crescent Five Post Oak Park, L.P. is owned by an affiliate of General Electric Pension Fund.

(6)	The remaining 57.5% interests in The Woodlands Land Development Company, L.P. (“WLDC”), The Woodlands Commercial Properties Company, L.P (“WCPC”). and The Woodlands Operating Company, L.P. are owned by an affiliate of Morgan Stanley.

(7)	Distributions are made to partners based on specified payout percentages. During the quarter ended June 30, 2003, the payout percentage and economic interest to the Company was 52.5%.

(8)	The remaining 50% interest in Blue River Land Company, L.L.C. is owned by parties unrelated to the Company.

(9)	The remaining 50% interest in Manalapan Hotel Partners, L.L.C., (“Manalapan”) is owned by WB Palm Beach Investors, L.L.C.

(10)	The remaining 60% interest in Vornado Crescent Portland Partnership is owned by Vornado Realty Trust, L.P.

(11)	The remaining 44% interest in the Vornado Crescent Carthage and KC Quarry, L.L.C. Partnership is owned by Vornado Realty Trust, L.P.

(12)	The remaining 87.5% interest in the G2 Opportunity Fund, L.P. (“G2”) is owned by Goff-Moore Strategic Partners, L.P. (“GMSPLP”), and by parties unrelated to the Company, G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments. G2 is managed and controlled by an entity that is owned equally by GMSPLP and GMAC Commercial Mortgage Corporation (“GMACCM”). GMSP consists of ownership by Crescent’s Chairman and CEO.

(13)	The remaining 70% interest in CR License, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(14)	The remaining 35% interest in Canyon Ranch Las Vegas, L.L.C is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties.

(15)	The SunTX Fulcrum Fund, L.P.’s (the “Fund”) objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. The remaining 70.5% of the Fund is owned by a group of individuals unrelated to the Company. The Company’s ownership percentage will decline by the closing date of the Fund as capital commitments from third parties are secured. The Company’s projected ownership interest at the closing of the Fund is approximately 7.5% based on the Fund manager’s expectations for the final Fund capitalization. The Company accounts for its investment in the Fund under the cost method. The Company’s investment at June 30, 2003 was $6.3 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Investment in Unconsolidated Companies
As of June 30, 2003
(dollars in thousands)

Balance Sheets:

				As of June 30, 2003

	The Woodlands Land	Other Residential		Temperature-Controlled
	Development Company, LP.	Development Corporations	Resort/Hotel	Logistics	Office	Other	Total

Real estate, net	$390,043	$54,584	$80,732	$1,210,630	$824,808		$2,560,797
Cash	6,627	1,233	8,436	35,514	31,623		83,433
Other assets	47,340	781	5,243	90,713	49,779		193,856

Total assets	$444,010	$56,598	$94,411	$1,336,857	$906,210		$2,838,086

Notes payable	$288,230	$7,650	$56,000	$567,349	$515,047		$1,434,276
Notes payable to the Company	11,122	—	—	—	—		11,122
Other liabilities	53,987	4,400	7,215	8,433	37,599		111,634
Equity	90,671	44,548	31,196	761,075	353,564		1,281,054

Total liabilities and equity	$444,010	$56,598	$94,411	$1,336,857	$906,210		$2,838,086

Company’s share of unconsolidated debt	$122,500	$3,825	$28,000	$226,940	$182,878	$—	$564,143

Company’s investments in real estate mortgages and equity of unconsolidated companies	$36,630	$27,741	$15,598	$303,279	$128,257	$31,451	$542,956

•	The Woodlands Land Development Company, L.P. (“TWLDC”) — This is an unconsolidated investment of The Woodlands Land Company (“TWLC”);

•	Other Residential Development Corporations – Includes the Blue River Land Company , L.L.C., an unconsolidated investment of CRDI;

•	Resort/Hotel — Includes Manalapan Hotel Partners, L.L.C.

•	Temperature-Controlled Logistics — Includes Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.

•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake ParkOffice Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, L. P., and Woodlands CPC; and

•	Other — Includes CR License, L.L.C., Woodlands Operating Company, L.P., Canyon Ranch Las Vegas, L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Investment in Unconsolidated Companies
As of June 30, 2003
(dollars in thousands)

Summary Statement of Operations:

	For the three months ended June 30, 2003

	The Woodlands Land	Residential		Temperature
	Development	Development		Controlled
	Company, LP.	Corporations	Resort/Hotel	Logistics	Office	Other	Total

Total Revenues	$28,865	$276	$13,668	$29,409	$32,685		$104,903

Expenses:
Operating Expense	22,117	301	7,880	6,376	15,162		51,836
Interest Expense	1,800	—	818	10,328	6,353		19,299
Depreciation and amortization	1,625	—	710	14,719	7,316		24,370
Tax (benefit) expense	—	—	1,496	—	—		1,496
Other (income) expense	—	—	—	(782)	—		(782)

	25,542	301	10,904	30,641	28,831		96,219

Gain/(Loss) on sale of properties	—	—	—	—	—		—

Net Income	$3,323	$(25)	$2,764	$(1,232)	$3,854		$8,684

Company’s equity in net income (loss) of unconsolidated companies	$1,744	$(204)	$1,382	$(406)	$1,864	$214	$4,594

	For the six months ended June 30, 2003

		Other
	The Woodlands	Residential		Temperature
	Land Development	Development		Controlled
	Company, LP.	Corporations	Resort/Hotel	Logistics	Office	Other	Total

Total Revenues	$54,434	$396	$25,905	$63,441	$67,058		$211,234

Expenses:
Operating Expense	42,552	314	16,137	12,384	29,870		101,257
Interest Expense	3,508	—	1,648	20,572	12,547		38,275
Depreciation and amortization	3,288	—	1,417	29,362	15,181		49,248
Tax (benefit) expense	—	—	2,458	—	—		2,458
Other (income) expense	—	—	—	(1,418)	—		(1,418)

	49,348	314	21,660	60,900	57,598		189,820

Gain/(Loss) on sale of properties	—	—	—	—	—		—

Net Income	$5,086	$82	$4,245	$2,541	$9,460		$21,414

Company’s equity in net income (loss) of unconsolidated companies	$2,670	$(160)	$2,125	$1,101	$3,322	$(815)	$8,243

Summary Statements of Operations for the three and six months ended June 30, 2003, include the following:

•	The Woodlands Land Development Company, L.P. — Includes operating results for TWLDC;

•	Other Residential Development Corporations — Includes the operating results of Blue River Land Company, an unconsolidated investment of CRDI;

•	Resort/Hotel — Includes operating results for Manalapan Hotel Partners, L.L.C. ;

•	Temperature-Controlled Logistics — Includes the operating results for Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.;

•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Park Office Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, Limited Partnership, and Woodlands CPC; and

•	Other — Includes CR License, L.L.C., Woodlands Operating Company, L.P., Canyon Ranch Las Vegas L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

PORTFOLIO DATA

Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Portfolio Breakdown

As of June 30, 2003

Geographic
(square feet)

Houston	11.4	million sf
Dallas	10.2	million sf
Denver	2.3	million sf
Austin	2.0	million sf
Other	3.6	million sf

	29.5	million sf

CBD vs. Suburban
(square feet)

CBD	12.8	million sf
Suburban	16.7	million sf

	29.5	million sf

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Property Table(1)
As of June 30, 2003

						Weighted
						Average Full-
						Service Rental
					Economic	Rate Per
	No. of		Year	Net Rentable	Occupancy	Occupied Sq.
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage	Ft. (2)

STABILIZED PROPERTIES
Texas
Dallas
Bank One Center(3)	1	CBD	1987	1,530,957	81%	$23.59
Fountain Place	1	CBD	1986	1,200,266	97	21.66
The Crescent Office Towers	1	Uptown/Turtle Creek	1985	1,134,826	87	34.05
Trammell Crow Center(4)	1	CBD	1984	1,128,331	89	26.28
Stemmons Place	1	Stemmons Freeway	1983	634,381	81	18.37
Spectrum Center(5)	1	Far North Dallas	1983	598,250	79	23.68
Waterside Commons	1	Las Colinas	1986	458,906	85	18.57
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	69	22.20
The Aberdeen	1	Far North Dallas	1986	320,629	100	19.55
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	87	22.96
Stanford Corporate Centre	1	Far North Dallas	1985	275,372	76	23.15
12404 Park Central	1	LBJ Freeway	1987	239,103	100	20.77
Palisades Central II	1	Richardson/Plano	1985	237,731	77 (6)	20.34
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	40	23.31
Liberty Plaza I & II	1	Far North Dallas	1981/1986	218,813	65	15.20
The Addison	1	Far North Dallas	1981	215,016	99	23.15
Palisades Central I	1	Richardson/Plano	1980	180,503	86	19.56
The Crescent Atrium	1	Uptown/Turtle Creek	1985	164,696	99	29.95
Greenway II	1	Richardson/Plano	1985	154,329	100	21.32
Greenway I & IA	2	Richardson/Plano	1983	146,704	0 (6)	0.00
Addison Tower	1	Far North Dallas	1987	145,886	83	21.02
Las Colinas Plaza	1	Las Colinas	1987	134,953	94	20.71
5050 Quorum	1	Far North Dallas	1981	133,799	46	21.47

Subtotal/Weighted Average	24			10,231,186	83%	$23.67

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	89%	$18.49

Houston
Greenway Plaza Office Portfolio	10	Richmond-Buffalo Speedway	1969-1982	4,348,052	89%	$21.18
Houston Center(7)	4	CBD	1974-1983	2,955,146	87	23.03
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	84 (6)	20.60
Four Westlake Park (8)	1	Katy Freeway	1992	561,065	100	23.24
Three Westlake Park (8)	1	Katy Freeway	1983	414,792	100	23.46
1800 West Loop South (9)	1	West Loop/Galleria	1982	399,777	68	20.38
The Woodlands Office Properties (10)	4	The Woodlands	1981-1996	267,053	86	17.80

Subtotal/Weighted Average	24			10,225,644	88%	$21.76

Austin
Frost Bank Plaza	1	CBD	1984	433,024	87%	$23.33
301 Congress Avenue (11)	1	CBD	1986	418,338	59	26.34
Bank One Tower(8)	1	CBD	1974	389,503	94	24.38
Austin Centre	1	CBD	1986	343,664	61	24.86
The Avallon	3	Northwest	1993/1997	318,217	100	24.29
Barton Oaks Plaza One	1	Southwest	1986	98,955	98	25.27

Subtotal/Weighted Average	8			2,001,701	81%	$24.52

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Property Table (1)
As of June 30, 2003
(continued)

							Weighted Average
							Full-Service Rental
				Net Rentable Area	Economic Occupancy		Rate Per Occupied
State, City, Property	No. of Properties	Submarket	Year Completed	(Sq. Ft.)	Percentage		Sq. Ft. (2)

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	91%		$22.10
707 17th Street(12)	1	CBD	1982	550,805	55	(6)	22.87
Ptarmigan Place	1	Cherry Creek	1984	418,630	98		20.41
Regency Plaza One	1	Denver Technology Center	1985	309,862	78		23.88
55 Madison	1	Cherry Creek	1982	137,176	90	(6)	20.36
The Citadel	1	Cherry Creek	1987	130,652	95		25.94
44 Cook	1	Cherry Creek	1984	124,174	83		21.48

Subtotal/Weighted Average	7			2,346,699	82%		$22.18

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	73%		$19.75

Florida
Miami
Miami Center (13)	1	CBD	1983	782,211	95%		$30.30
Datran Center	2	South Dade/Kendall	1986/1988	476,412	90		26.04

Subtotal/Weighted Average	3			1,258,623	93%		$28.75

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	91%		$26.44

New Mexico
Albuquerque
Albuquerque Plaza	1	CBD	1990	366,236	81%		$19.21

California
San Diego
Chancellor Park(14)	1	University Town Center	1988	195,733	66%		$28.93

Stabilized Total/Weighted Average	71			28,317,136	85	%(6)	$22.95	(15)

PROPERTIES NOT STABILIZED
Texas
Houston
Five Houston Center(16)	1	CBD	2002	580,875	69	%(17)	$30.90
Five Post Oak Park(16)	1	West Loop/Galleria	1986	567,396	84	%(17)	$22.02

Total Portfolio	73			29,465,407

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Property Table (1)
As of June 30, 2003
(continued)

(1)	Office Property Table data is presented at 100% without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Calculated in accordance with GAAP based on base rent payable as of June 30, 2003, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	The Company has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(4)	The Company owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(5)	In May 2003, the Company, through its subsidiaries, exercised its option to acquire legal ownership of Spectrum Center in exchange for the mortgage notes it previously held.

(6)	Leases have been executed at certain Office Properties but had not commenced as of June 30, 2003. If such leases had commenced as of June 30, 2003, the percent leased for all Office Properties would have been 87%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Palisades Central II — 83%, Greenway I and IA — 17%, Post Oak Central — 90%, 707 17th Street — 64% and 55 Madison — 100%.

(7)	The Park Shops is now reflected with Houston Center.

(8)	The Company has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park, Three Westlake Park, and Bank One Tower.

(9)	1800 West Loop South is currently considered held for sale. The accompanying financial statements reflect the related $15.0M impairment (before Minority Interest) which was recorded in the first quarter of 2003.

(10)	The Company has a 75% limited partner interest and an approximate 11% indirect general partner interest in the partnership owning the four Office Properties that comprise The Woodlands Office Properties.

(11)	The Company has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(12)	707 17th Street was formerly known as MCI Tower.

(13)	The Company has a 40.0% member interest in the limited liability company that owns Miami Center.

(14)	The Company owns Chancellor Park through its ownership of a mortgage note secured by the building and through its direct and indirect interests in the partnership which owns the building.

(15)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Company Office Properties as of June 30, 2003, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.91.

(16)	Property statistics exclude Five Houston Center (which was developed and then placed in service on September 16, 2002) and Five Post Oak Park (which was acquired on December 20, 2002). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 93% occupancy or (b) one year following the date placed in-service or acquisition date. The Company has a 0.1% general partner interest and a 24.9% limited partner interest in the partnership that own Five Houston Center. The Company has a 0.1% general partner interest and a 29.9% limited partner interest in the partnership that own Five Post Oak Park.

(17)	Leases have been executed at Five Houston Center and Five Post Oak Park but had not commenced as of June 30, 2003. If such leases had commenced as of June 30, 2003, the percent leased for these Properties would have been as follows: Five Houston Center — 91%, and Five Post Oak Park — 86%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Unconsolidated Office Joint Venture Properties
As of June 30, 2003

			Economic
			Occupancy		Joint Venture	Crescent		Date of Joint
Property	Number of Buildings	Market / Submarket	Percentage	Square Feet	Partner	Ownership %		Venture

Bank One Center(1)	1	Dallas-CBD	81%	1,530,957	Trizec Properties	50%		October 22, 1997
Bank One Tower (1)	1	Austin-CBD	94%	389,503	GE Pension	20%		July 30, 2001
Five Houston Center (1) (2)	1	Houston-CBD	69%	580,875	JP Morgan	25%		June 4, 2001
Five Post Oak Park (1) (2)	1	Houston-West Loop/Galleria	84%	567,396	GE Pension	30%		December 20, 2002
Four Westlake Park (1)	1	Houston-Katy Freeway	100%	561,065	GE Pension	20%		July 30, 2001
Miami Center (1)	1	Miami-CBD	95%	782,211	JP Morgan	40%		September 25, 2002
Three Westlake Park (1)	1	Houston-Katy Freeway	100%	414,792	GE Pension	20%		August 21, 2002
Woodlands Commercial Properties Company	10	The Woodlands, TX	81%	667,805	Morgan Stanley	42.5	%(3)	July 31, 1997

				5,494,604

(1)	See Office Property Table on pages 22 - 24 for a description of the Company’s ownership interest in this Property.

(2)	Property statistics exclude Five Houston Center (which was developed and then placed in-service on September 16, 2002) and Five Post Oak Park (which was acquired December 20, 2002). These office properties will be included in statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 93% occupancy or (b) one year following the date placed in-service or acquisition date.

(3)	Distributions are made to partners based on specified payout percentages. During the six months ended June 30, 2003, the payout percentage and economic interest to the Company was 52.5%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Leasing Statistics
As of June 30, 2003

Signed Renewal/Released Activity(1)

	For the six months ended June 30, 2003

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases	Leases	over Expiring Rate

Square Footage(2)	572,245	572,245	N/A
Weighted Average Full Service Rental Rate PSF(3)	$20.30	$23.80	(15%)
NOI Net Effective Rental Rate PSF(4)	$10.70	$14.21	(25%)

	For the six months ended June 30, 2003

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases	Leases	over Expiring Rate

Square Footage (2)	1,170,428	1,170,428	N/A
Weighted Average Full Service Rental Rate PSF (3)	$20.79	$23.67	(12%)
NOI Net Effective Rental Rate PSF(4)	$10.90	$14.15	(23%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Significant Leasing Activity > 50,000 SF
For the three months ended June 30, 2003

	New, Renewal or Re-leased				Percentage Increase/ Decrease) over Expiring Rate

			Net Rentable Square Feet	NOI Net Effective Rental Rate
Location		Lease Term		($)(1)

Dallas, TX	Renewal	15 years	176,239	10.48	(31%)
Houston, TX	New/Re-leased	11 years	89,192	8.58	(27%)
Houston, TX	Renewal	6 years	57,375	10.00	(41%)

(1)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Same Store Analysis(1)
As of June 30, 2003
(dollars in millions)

	For the three months ended June 30,

	2003	2002	% Change

Same-Store Revenues (2)	$129.2	$136.9	(5.6%)
Same-Store Expenses	$64.4	$62.5	(3.0%)

Total Operating Income – GAAP	$64.8	$74.4	(12.9%)

Straight-line Rent Adjustment	($0.3)	($0.8)	62.5%

Total Operating Income – Cash	$64.5	$73.6	(12.4%)

QTR Average Occupancy	84.9%	90.0%	(5.1)pts
Same-Store Square Footage	25.0M
Number of Properties	70

	For the six months ended June 30,

	2003	2002	% Change

Same-Store Revenues (2)	$257.3	$274.7	(6.3%)
Same-Store Expenses	$126.7	$127.1	0.3%

Total Operating Income – GAAP	$130.6	$147.6	(11.5%)

Straight-line Rent Adjustment	($1.0)	($1.8)	44.4%

Total Operating Income – Cash	$129.6	$145.8	(11.1%)

YTD Average Occupancy	84.9%	90.2%	(5.3)pts
Same-Store Square Footage	25.0M
Number of Properties	70

(1)	Includes Crescent’s ownership percentage of consolidated and unconsolidated office joint venture properties

(2)	Excludes lease termination fees

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Capital Expenditures
As of June 30, 2003

	Capitalized Property Improvements (1)
	YTD	Q2	Q1	Q4	Q3	Q2
	2003	2003	2003	2002	2002	2002

Recurring Property Improvements:
$(in thousands)	$2,673	$2,108	$565	$3,930	$3,098	$3,988
$ Per Square Foot	$0.11	$0.09	$0.02	$0.15	$0.12	$0.15
Non-Recurring Property Improvements: (2)
$(in thousands)	$3,423	$1,777	$1,646	$1,663	$1,023	$296
$ Per Square Foot	$0.14	$0.07	$0.07	$0.07	$0.04	$0.01
Total Property Improvements:
$(in thousands)	$6,096	$3,885	$2,211	$5,593	$4,121	$4,284
$ Per Square Foot	$0.25	$0.16	$0.09	$0.22	$0.16	$0.16

	Tenant Improvements and Leasing Costs (3)
	YTD	Q2	Q1	Q4	Q3	Q2
	2003	2003	2003	2002	2002	2002

Non-Revenue Enhancing Tenant Improvements and Leasing Costs:(4)
Total Re-leased/Renewal Tenant Square Footage	1,170,428	572,245	598,183	588,740	1,107,622	473,038
Tenant Improvement Costs Per Square Foot Leased	$11.83	$9.19	$14.36	$12.04	$11.84	$11.04
Leasing Costs Per Square Foot Leased	$6.88	$6.33	$7.42	$6.79	$7.09	$5.89

Total Per Square Foot	$18.71	$15.52	$21.78	$18.83	$18.93	$16.93

Average Lease Term (in years)	6.8	6.3	7.4	6.0	6.4	6.4
Total Per Square Foot Per Year	$2.75	$2.46	$2.94	$3.14	$2.96	$2.65
Revenue Enhancing Tenant Improvements and Leasing Costs:(5)
Total New/Expansion Tenant Square Footage	548,789	394,340	154,449	295,984	246,377	174,264
Tenant Improvement Costs Per Square Foot Leased	$20.81	$23.48	$14.01	$20.61	$14.32	$5.85
Leasing Costs Per Square Foot Leased	$9.00	$8.84	$9.42	$7.18	$6.57	$4.55

Total Per Square Foot	$29.81	$32.32	$23.43	$27.79	$20.89	$10.40

Average Lease Term (in years)	6.7	7.2	5.6	6.4	5.6	5.3
Total Per Square Foot Per Year	$4.45	$4.49	$4.18	$4.34	$3.73	$1.96
Total Tenant Improvements and Leasing Costs:
Total Leased Square Footage	1,719,217	966,585	752,632	884,724	1,353,999	647,302
Tenant Improvements Cost Per Square Foot Leased	$14.70	$15.02	$14.29	$14.91	$12.29	$9.64
Leasing Costs Per Square Foot Leased	$7.56	$7.35	$7.83	$6.92	$7.00	$5.53

Total Per Square Foot	$22.26	$22.37	$22.12	$21.83	$19.29	$15.17

Average Lease Term (in years)	6.8	6.7	7.0	6.1	6.3	6.1
Total Per Square Foot Per Year	$3.27	$3.34	$3.16	$3.58	$3.06	$2.49

(1)	Reflects capitalized property improvements for consolidated office properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses 100% of Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent’s ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Top 25 Office Customers (1)
As of June 30, 2003

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF	Occupied SF	(in millions)(2)	(in millions)(3)	Office Revenue

El Paso Energy	Energy	938,000	3.9%	$23.97	$23.97	4.5%
GSA	Government	695,000	2.9%	$13.60	$13.60	2.5%
AIM Management Group, Inc.	Financial Services	655,000	2.7%	$13.62	$12.42	2.3%
BP Amoco Corporation	Energy	570,000	2.4%	$13.55	$2.71	0.5%
Bank One, Texas, NA	Financial Services	507,000	2.1%	$13.81	$7.53	1.4%
Carter & Burgess, Inc.	Professional Service	415,000	1.7%	$7.74	$7.74	1.4%
Exxon Mobil Corporation	Energy	402,000	1.7%	$8.19	$5.30	1.0%
Lyondell Chemical Company	Manufacturing	381,000	1.6%	$8.85	$8.85	1.7%
Sprint Communications Company	Telecommunications	377,000	1.6%	$6.96	$6.96	1.3%
BMC Software, Inc.	Technology	341,000	1.4%	$8.27	$8.27	1.5%
Hunt Consolidated, Inc.	Energy	335,000	1.4%	$8.33	$8.33	1.6%
Tricon Restaurant Services	Food Service	321,000	1.3%	$6.27	$6.27	1.2%
Janus Capital	Financial Services	313,000	1.3%	$6.38	$6.38	1.2%
Apache Corporation	Energy	283,000	1.2%	$6.26	$6.26	1.2%
Occidental Oil and Gas Corporation	Energy	280,000	1.2%	$5.99	$5.99	1.1%
Perot Systems Corporation	Professional Service	239,000	1.0%	$4.97	$4.97	0.9%
Stewart Information Services	Financial Services	239,000	1.0%	$4.33	$4.33	0.8%
Jenkens and Gilchrist, P.C	Professional Service	223,000	0.9%	$5.37	$5.37	1.0%
CompUSA	Retail	205,000	0.8%	$4.76	$4.76	0.9%
Coral Energy Holding, L.P.	Energy	199,000	0.8%	$5.09	$5.09	1.0%
Price Waterhouse Coopers	Professional Service	176,000	0.7%	$4.59	$4.59	0.9%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$2.98	$2.98	0.6%
Johns Manville, Inc.	Manufacturing	165,000	0.7%	$3.14	$3.14	0.6%
MCI Worldcom	Telecommunications	164,000	0.7%	$4.28	$3.62	0.7%
Aetna Life Insurance Company	Financial Services	163,000	0.7%	$3.03	$3.03	0.6%

Total		8,762,000	36.4%	$194.33	$172.46	32.4%

(1)	This schedule discloses 100% of square footage related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(3)	Reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer adjusted to give effect to Crescent’s actual ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Customer Industry Diversification
As of June 30, 2002

Cresent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Lease Expirations
As of June 30, 2003

Total Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	2,204,646	(604,835)	1,599,811	(4) (5)	6.7%	$31,670,323	5.8%	$19.80	288
2004	4,342,999	(1,242,870)	3,100,129	(6)	13.0	71,495,946	13.0	23.06	285
2005	3,472,806	(144,527)	3,328,279		13.9	75,773,514	13.8	22.77	286
2006	2,720,024	71,779	2,791,803		11.7	66,498,671	12.1	23.82	234
2007	3,118,156	148,310	3,266,466		13.7	74,113,418	13.5	22.69	213
2008	1,527,731	49,984	1,577,715		6.6	34,379,773	6.3	21.79	143
2009	975,629	420,964	1,396,593		5.9	33,382,366	6.1	23.90	58
2010	1,642,250	187,033	1,829,283		7.7	46,306,310	8.4	25.31	52
2011	935,201	2,657	937,858		3.9	22,634,993	4.1	24.13	30
2012	573,485	—	573,485		2.4	14,303,970	2.6	24.94	22
2013 and thereafter	2,349,724	1,111,505	3,461,229		14.5	78,127,621	14.3	22.57	52

Total	23,862,651	—	23,862,651	(7)	100.0%	$548,686,905	100.0%	$22.99	1,663

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring, giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Expirations by quarter are as follows: Q3: 1,007,400 Q4: 592,411.

(5)	As of June 30, 2003, leases totaling 1,154,717 square feet (including renewals of 604,835 square feet and new leases of 549,882 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 52% of gross square footage expiring during the remainder of 2003.

(6)	Expirations by quarter are as follows: Q1: 1,199,385 Q2: 678,437 Q3: 751,654 Q4: 470,653.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per 10 Year Expiration Report:	23,862,651
Non-revenue Generating Space:	242,338

Total Occupied Office SF:	24,104,989
Total Vacant SF:	4,212,147

Total Office NRA:	28,317,136

Cresent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Lease Expirations
As of June 30, 2003

Dallas Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	751,423	(46,879)	704,544	(4) (5)	8.3%	$14,122,918	7.1%	$20.05	76
2004	1,084,918	(306,059)	778,859	(6)	9.2	20,698,095	10.4	26.57	76
2005	1,753,774	(257,435)	1,496,339		17.7	33,177,471	16.6	22.17	100
2006	720,242	3,707	723,949		8.6	18,517,294	9.3	25.58	60
2007	1,238,232	143,904	1,382,136		16.4	33,315,707	16.7	24.10	67
2008	464,468	(55,750)	408,718		4.8	9,409,341	4.7	23.02	45
2009	430,778	96,056	526,834		6.2	13,834,675	6.9	26.26	16
2010	686,331	103,817	790,148		9.4	21,157,200	10.6	26.78	16
2011	255,791	1,276	257,067		3.0	6,449,134	3.2	25.09	8
2012	188,713	—	188,713		2.2	4,366,724	2.2	23.14	11
2013 and thereafter	870,509	317,363	1,187,872		14.2	24,668,613	12.3	20.77	16

Total	8,445,179	—	8,445,179		100.0%	$199,717,172	100.0%	$23.65	491

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring, giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Expirations by quarter are as follows: Q3: 523,732 Q4: 180,812.

(5)	As of June 30, 2003, leases totaling 248,838 square feet (including renewals of 46,879 square feet and new leases of 201,959 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 33% of gross square footage expiring during the remainder of 2003.

(6)	Expirations by quarter are as follows: Q1: 95,281 Q2: 183,346 Q3: 320,373 Q4: 179,859.

Cresent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Lease Expirations
As of June 30, 2003

Houston Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases

2003	788,734	(337,185)	451,549	(4) (5)	5.1%	$8,025,019	4.1%	$17.77	125
2004	1,993,523	(611,484)	1,382,039	(6)	15.5	29,203,107	14.9	21.13	113
2005	637,082	18,910	655,992		7.3	14,471,737	7.4	22.06	95
2006	1,205,220	51,514	1,256,734		14.1	27,242,248	13.9	21.68	87
2007	1,358,189	18,531	1,376,720		15.4	29,115,730	14.9	21.15	78
2008	721,440	53,383	774,823		8.7	15,367,792	7.9	19.83	49
2009	171,320	296,874	468,194		5.2	9,712,266	5.0	20.74	20
2010	631,679	70,709	702,388		7.9	16,000,215	8.2	22.78	17
2011	536,961	—	536,961		6.0	11,865,576	6.1	22.10	13
2012	227,390	—	227,390		2.5	5,791,240	3.0	25.47	6
2013 and thereafter	657,617	438,748	1,096,365		12.3	28,545,670	14.6	26.04	9

Total	8,929,155	—	8,929,155		100.0%	$195,340,600	100.0%	$21.88	612

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring, giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Expirations by quarter are as follows: Q3: 270,103 Q4: 181,446.

(5)	As of June 30, 2003, leases totaling 552,489 square feet (including renewals of 337,185 square feet and new leases of 215,304 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 70% of gross square footage expiring during the remainder of 2003.

(6)	Expirations by quarter are as follows: Q1: 820,736 Q2: 244,232 Q3: 124,113 Q4: 192,958.

Cresent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Lease Expirations
As of June 30, 2003

Austin Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2003	101,611	(6,729)	94,882	(4)(5)	6.1%	$2,126,168	5.6%	$22.41	26
2004	369,568	—	369,568	(6)	23.7	8,483,330	22.2	22.95	24
2005	481,551	—	481,551		30.9	11,672,398	30.5	24.24	22
2006	297,618	(21,627)	275,991		17.7	7,475,792	19.5	27.09	16
2007	78,935	—	78,935		5.1	1,923,830	5.0	24.37	10
2008	121,058	28,356	149,414		9.6	3,943,991	10.3	26.40	15
2009	35,303	—	35,303		2.3	896,331	2.3	25.39	3
2010	19,539	—	19,539		1.3	391,240	1.0	20.02	6
2011	—	—	—		0.0	0	0.0	0.00	—
2012	—	—	—		0.0	0	0.0	0.00	—
2013 and thereafter	55,202	—	55,202		3.3	1,381,582	3.6	25.03	3

Total	1,560,385	—	1,560,385		100.0%	$38,294,662	100.0%	$24.54	125

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring, giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Expirations by quarter are as follows: Q3: 75,371 Q4: 19,511.

(5)	As of June 30, 2003, leases totaling 15,443 square feet (including renewals of 6,729 square feet and new leases of 8,714 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 15% of gross square footage expiring during the remainder of 2003.

(6)	Expirations by quarter are as follows: Q1: 88,668 Q2: 17,807 Q3: 249,405 Q4: 13,688.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Lease Expirations
As of June 30, 2003

Denver Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2003	359,921	(143,140)	216,781	(4)(5)	11.4%	$4,201,430	9.9%	$19.38	24
2004	405,775	(99,082)	306,693	(6)	16.1	6,581,950	15.4	21.46	23
2005	321,716	1,291	323,007		16.9	7,176,305	16.8	22.22	19
2006	139,036	7,038	146,074		7.7	3,666,295	8.6	25.10	15
2007	150,872	4,597	155,469		8.2	3,569,897	8.4	22.96	21
2008	107,228	3,943	111,171		5.8	2,269,186	5.3	20.41	16
2009	164,242	8,491	172,733		9.1	4,176,572	9.8	24.18	9
2010	96,063	12,507	108,570		5.7	2,833,753	6.7	26.10	5
2011	2,478	1,381	3,859		0.2	76,291	0.2	19.77	2
2012	61,080	—	61,080		3.2	1,583,193	3.7	25.92	1
2013 and thereafter	97,469	202,974	300,443		15.7	6,496,189	15.2	21.62	9

Total	1,905,880	—	1,905,880		100.0%	$42,631,061	100.0%	$22.37	144

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring, giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Expirations by quarter are as follows: Q3: 52,509 Q4: 164,272.

(5)	As of June 30, 2003, leases totaling 202,234 square feet (including renewals of 143,140 square feet and new leases of 59,094 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 56% of gross square footage expiring during the remainder of 2003.

(6)	Expirations by quarter are as follows: Q1: 137,278 Q2: 138,298 Q3: 12,413 Q4: 18,704.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Office Lease Expirations
As of June 30, 2003

Other Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases

2003	202,957	(70,902)	132,055	(4)(5)	4.4%	$3,194,788	4.4%	$24.19	37
2004	489,215	(226,245)	262,970	(6)	8.7	6,529,464	9.0	24.83	49
2005	278,683	92,707	371,390		12.3	9,275,603	12.8	24.98	50
2006	357,908	31,147	389,055		12.9	9,597,042	13.2	24.67	56
2007	291,928	(18,722)	273,206		9.0	6,188,254	8.5	22.65	37
2008	113,537	20,052	133,589		4.4	3,389,463	4.7	25.37	18
2009	173,986	19,543	193,529		6.4	4,762,522	6.6	24.61	10
2010	208,638	—	208,638		6.9	5,923,902	8.2	28.39	8
2011	139,971	—	139,971		4.6	4,243,992	5.8	30.32	7
2012	96,302	—	96,302		3.2	2,562,813	3.5	26.61	4
2013 and thereafter	668,927	152,420	821,347		27.2	17,035,567	23.3	20.74	15

Total	3,022,052	—	3,022,052		100.0%	$72,703,410	100.0%	$24.06	291

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring, giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Expirations by quarter are as follows: Q3: 85,685 Q4: 46,370.

(5)	As of June 30, 2003, leases totaling 135,713 square feet (including renewals of 70,902 square feet and new leases of 64,811 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 67% of gross square footage expiring during the remainder of 2003.

(6)	Expirations by quarter are as follows: Q1: 57,422 Q2: 94,754 Q3: 45,350 Q4: 65,444.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Acquisitions/Dispositions/Development
As of June 30, 2003

Acquisitions

None

Development

					Estimated			%
					Construction	In Place	Total	Currently
		%	Square	Start	Completion	Development	Projected	Leased/
Project	Market	Ownership	Feet	Date	Date	Costs	Investment	Committed

Houston Center Shops - Redevelopment	Houston-CBD	100%	190,729	2Q 2003	1Q 2004	$1.3 Million	$11.6 Million	67% / 72%

Dispositions

None

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Resort/Hotel Property Table(1)
As of June 30, 2003

				For the three months ended June 30,

								Revenue
				Average		Average		Per
				Occupancy		Daily		Available
		Year		Rate		Rate		Room/Guest Night
		Completed/
Resort/Hotel Property	Location	Renovated	Rooms	2003	2002	2003	2002	2003	2002

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613	71%	82%	$136	$123	$97	$101
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395	75	81	97	110	72	89
Omni Austin Hotel(2)	Austin, TX	1986	375	75	75	113	120	85	90
Renaissance Houston Hotel	Houston, TX	1975/2000	388	59	59	114	115	67	68

Total/Weighted Average			1,771	70%	75%	$117	$118	$82	$89

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275	40%	37%	$164	$160	$66	$59
Fairmont Sonoma Mission Inn & Spa(3)	Sonoma, CA	1927/1987/1997	228	74	67	254	278	188	187
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62	81	71	393	384	318	273
Ritz Carlton Palm Beach(4)	Palm Beach, FL	1991	270	78	69	287	275	225	189

Total/Weighted Average			835	65%	58%	$261	$262	$169	$152

			Guest
Destination Fitness Resorts and Spas:			Nights

Canyon Ranch-Tucson	Tucson, AZ	1980	259 (5)
Canyon Ranch-Lenox	Lenox, MA	1989	212 (5)

Total/Weighted Average			471	79%	76%	$630	$633	$467	$456

Luxury and Destination Fitness Resorts Combined				70%	64%	$406	$415	$277	$261

	Grand Total/Weighted Average for Resort/Hotel Properties		3,077	70%	71%	$241	$234	$167	$164

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(3)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa.

(4)	The Company has a 50.0% member interest in the limited liability company that owns the Ritz Carlton Palm Beach.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Resort/Hotel Property Table(1)
As of June 30, 2003

				For the six months ended June 30,

								Revenue
				Average		Average		Per
				Occupancy		Daily		Available
		Year		Rate		Rate		Room/Guest Night
		Completed/
Resort/Hotel Property	Location	Renovated	Rooms	2003	2002	2003	2002	2003	2002

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613	73%	74%	$128	$118	$93	$87
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395	75	71	104	110	77	78
Omni Austin Hotel(2)	Austin, TX	1986	375	78	71	117	122	91	87
Renaissance Houston Hotel	Houston, TX	1975/2000	388	65	63	114	116	74	73

Total/Weighted Average			1,771	73%	70%	$117	$117	$85	$82

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275	57%	58%	$363	$356	$208	$208
Fairmont Sonoma Mission Inn & Spa(3)	Sonoma, CA	1927/1987/1997	228	60	57	241	260	145	148
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62	71	68	376	354	268	242
Ritz Carlton Palm Beach(4)	Palm Beach, FL	1991	270	77	72	357	357	274	257

Total/Weighted Average			835	65%	63%	$331	$333	$216	$210

			Guest
Destination Fitness Resorts and Spas:			Nights

Canyon Ranch-Tucson	Tucson, AZ	1980	259 (5)
Canyon Ranch-Lenox	Lenox, MA	1989	212 (5)

Total/Weighted Average			471	80%	81%	$653	$642	$499	$499

Luxury and Destination Fitness Resorts Combined				71%	70%	$459	$459	$318	$314

	Grand Total/Weighted Average for Resort/Hotel Properties		3,077	72%	70%	$262	$263	$186	$183

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(3)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa.

(4)	The Company has a 50.0% member interest in the limited liability company that owns the Ritz Carlton Palm Beach.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Same-Store Analysis
As of June 30, 2003

Resorts(1)

	For the three months ended June 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$4,414	$5,753	(23)%
Weighted Average Occupancy	68%	63%	5 pt
Average Daily Rate	$444	$456	(3)%
Revenue per Available Room/Guest Night	$290	$280	4%

	Six months ended June 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$13,584	$16,523	(18)%
Weighted Average Occupancy	69%	69%	— pt
Average Daily Rate	$490	$488	—%
Revenue per Available Room/Guest Night	$330	$329	—%

Business Class Hotels

	For the three months ended June 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$4,490	$5,608	(20)%
Weighted Average Occupancy	70%	75%	(5)pt
Average Daily Rate	$117	$118	(1)%
Revenue per Available Room	$82	$89	(8)%

	Six months ended June 30,

	2003	2002	Percentage/Point Change

Same-Store NOI (in thousands)	$9,623	$9,961	(3)%
Weighted Average Occupancy	73%	70%	3 pt
Average Daily Rate	$117	$117	—%
Revenue per Available Room	$85	$82	4%

(1)	Same-Store Analysis excludes the Ritz Carlton Palm Beach. As of June 30, 2002, the Company held an $8.7M note receivable and owned a 25% equity interest in the entity that owns the Ritz Carlton Palm Beach. Through a series of transactions in October 2002, the Company increased its equity interest to 50% and settled the note receivable.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

PORTFOLIO DATA
Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Residential Development Property Table
As of June 30, 2003

							Total	Total	Average
	Residential			Residential		Total	Lots/Units	Lots/Units	Closed	Range of
Residential	Development			Development		Lots/	Developed	Closed	Sale Price	Proposed
Development	Properties	Type of		Corporation’s		Units	Since	Since	Per Lot/	Sale Prices
Corporation(1)	(RDP)	RDP(2)	Location	Ownership %		Planned	Inception	Inception	Unit ($)(3)	Per Lot/Unit ($)(4)

Desert Mountain Development Corporation	Desert Mountain	SF	Scottsdale, AZ	93.0%		2,439	2,373	2,274	547,000	400,000	—	4,000,000	(5)

The Woodlands Land Company, Inc.	The Woodlands	SF	The Woodlands, TX	42.5	%(7)	38,211	27,339	26,200	59,000	16,000	—	2,360,000

Crescent Resort Development, Inc.(8)	Eagle Ranch	SF	Eagle, CO	60.0%		1,100	606	569	81,000	50,000	—	150,000
	Main Street Junction	CO	Breckenridge, CO	30.0%		36	36	32	463,000	300,000	—	580,000
	Main Street Station	CO	Breckenridge, CO	30.0%		82	82	78	488,000	215,000	—	1,065,000
	Main Street Station Vacation Club	TS	Breckenridge, CO	30.0%		42	42	26	1,170,000	380,000	—	4,600,000
	Riverbend	SF	Charlotte, NC	60.0%		650	260	260	30,000	25,000	—	38,000
	Three Peaks (Eagle’s Nest)	SF	Silverthorne, CO	30.0%		391	253	190	258,000	135,000	—	425,000
	Park Place at Riverfront	CO	Denver, CO	64.0%		70	70	66	413,000	195,000	—	1,445,000
	Park Tower at Riverfront	CO	Denver, CO	64.0%		61	61	58	689,000	180,000	—	2,100,000
	Promenade Lofts at Riverfront	CO	Denver, CO	64.0%		66	66	65	441,000	180,000	—	2,100,000
	Creekside at Riverfront	CO	Denver, CO	64.0%		40	—	—	N/A	202,000	—	450,000
	Delgany	CO	Denver, CO	64.0%		44	—	—	N/A	460,000		1,090,000
	Cresta	TH	Edwards, CO	60.0%		25	20	20	1,908,000	1,230,000	—	3,434,000
	Snow Cloud	CO	Avon, CO	64.0%		54	54	54	1,732,000	840,000	—	4,545,000
	Horizon Pass Lodge	CO	Avon, CO	64.0%		31	—	—	—	1,050,000	—	4,560,000
	One Vendue Range	CO	Charleston, SC	62.0%		50	45	45	1,179,000	450,000	—	3,100,000
	Old Greenwood	SF/TS	Truckee, CA	71.2%		249	—	—	N/A	N/A		N/A
	Tahoe Mountain Resorts	SF/CO/TH/TS	Tahoe, CA	57% - 71.2%		— (6)	— (6)	— (6)	N/A	N/A		N/A

Total Crescent Resort Development, Inc.						2,991	1,595	1,463

Mira Vista Development Corp.	Mira Vista	SF	Fort Worth, TX	100.0%		740	740	714	99,000	50,000	—	265,000

Houston Area Development Corp.	Falcon Point	SF	Houston, TX	100.0%		510	491	432	41,000	28,000	—	52,000
	Falcon Landing	SF	Houston, TX	100.0%		623	613	592	21,000	23,000	—	25,000
	Spring Lakes	SF	Houston, TX	100.0%		520	352	333	33,000	35,000	—	50,000

Total Houston Area Development Corp.						1,653	1,456	1,357

Total						46,034	33,503	32,008

(1)	As of June 30, 2003, the Company had a 100% ownership interest in Desert Mountain Development Corporation, The Woodlands Land Company, Inc., and Crescent Resort Development, Inc. As of December 31, 2002 the Company had a 94% ownership interest, representing all of the non-voting common stock, in Mira Vista Development Corp. and Houston Area Development Corp. On January 2, 2003, through the acquisition of the remaining interest in DBL, the Company acquired 4% of the remaining economic interest representing substantially all of the voting stock in Mira Vista Development Corp. and Houston Area Development Corp. As a result, the Company’s ownership interest in MVDC and HADC is 98%. These entities, previously unconsolidated, are consolidated as of January 2, 2003.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Town home); and TS (Timeshare Equivalent Units).

(3)	Based on lots/units closed during the Company’s ownership period.

(4)	Based on existing inventory of developed lots/units and lots/units to be developed.

(5)	Includes golf membership, which as of June 30, 2003, is $0.2 million.

(6)	This project is in the early stages of development, and this information is not available as of June 30, 2003.

(7)	Distributions are made to partners based on specified payout percentages. During the six months ended June 30, 2003, the payout percentage and economic interest was 52.5%.

(8)	Residential Development Corporation’s ownership percentage represents the profit percentage allocation after Crescent receives either a 12% or a 13% preferred return on its invested capital.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Statistics
As of June 30, 2003

The Woodlands

	For the three months ended June 30,

	2003	2002

Residential Lot Sales	271	285
Average Sales Price per Lot	$63,000	$72,000
Commercial Land Sales	11 acres	18 acres
Average Sales Price per Acre	$418,000	$464,000

	For the six months ended June 30,

	2003	2002

Residential Lot Sales	489	512
Average Sales Price per Lot	$64,000	$63,000
Commercial Land Sales	25 acres	52 acres
Average Sales Price per Acre	$401,000	$340,000

Crescent Resort Development

	For the three months ended June 30,

	2003	2002

Active Projects	17	15
Residential Lot Sales	17	155
Residential Unit Sales:
Town home Sales	1	1
Single-Family Home Sales	—	—
Condominium Sales	24	38
Residential Equivalent Timeshare Unit Sales	1	3
Commercial Land Sales	1	—
Average Sales Price per Residential Lot	$51,000	$61,000
Average Sales Price per Residential Unit	$1.2 million	$1.1 million
Average Sales Price per Residential Equivalent Timeshare Unit	$1.4 million	$1.3 million

	For the six months ended June 30,

	2003	2002

Active Projects	17	15
Residential Lot Sales	25	159
Residential Unit Sales:
Town home Sales	1	2
Single-Family Home Sales	—	—
Condominium Sales	39	196
Residential Equivalent Timeshare Unit Sales	3	8
Commercial Land Sales	1	—
Average Sales Price per Residential Lot	$44,000	$60,000
Average Sales Price per Residential Unit	$1.2 million	$0.6 million
Average Sales Price per Residential Equivalent Timeshare Unit	$1.4 million	$1.3 million

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Statistics
As of June 30, 2003

Desert Mountain

	For the three months ended June 30,

	2003	2002

Residential Lot Sales	11	25
Average Sales Price per Lot(1)	$652,000	$794,000

	For the six months ended June 30,

	2003	2002

Residential Lot Sales	24	48
Average Sales Price per Lot(1)	$675,000	$735,000

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Temperature-Controlled Logistics
As of June 30, 2003
(in thousands)

Temperature-Controlled Logistics (Landlord)
Property Table

		Total Cubic	Total			Total Cubic	Total
	Number of	Footage	Square feet		Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)	State	Properties(1)	(in millions)	(in millions)

Alabama	4	10.7	0.3	Missouri	2	46.8	2.8
Arizona	1	2.9	0.1	Nebraska	2	4.4	0.2
Arkansas	6	33.1	1	New York	1	11.8	0.4
California	8	24.9	0.9	North Carolina	3	10	0.4
Colorado	1	2.8	0.1	Ohio	1	5.5	0.2
Florida	5	7.5	0.3	Oklahoma	2	2.1	0.1
Georgia	8	49.5	1.7	Oregon	6	40.4	1.7
Idaho	2	18.7	0.8	Pennsylvania	2	27.4	0.9
Illinois	2	11.6	0.4	South Carolina	1	1.6	0.1
Indiana	1	9.1	0.3	South Dakota	1	2.9	0.1
Iowa	2	12.5	0.5	Tennessee	3	10.6	0.4
Kansas	2	5	0.2	Texas	2	6.6	0.2
Kentucky	1	2.7	0.1	Utah	1	8.6	0.4
Maine	1	1.8	0.2	Virginia	2	8.7	0.3
Massachusetts	5	10.5	0.5	Washington	6	28.7	1.1
Mississippi	1	4.7	0.2	Wisconsin	3	17.4	0.6

				TOTAL	88	441.5	17.5 (2)

(1)	As of June 30, 2003, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation (TCLC), which directly or indirectly owns the 88 temperature-controlled logistics propert

(2)	As of June 30, 2003, Americold Logistics operated 101 temperature-controlled logistics properties with an aggregate of approximately 541.4 million cubic feet (20.7 million square feet) of warehouse space.

	For the three months ended June 30,		For the six months ended June 30,

	2003	2002	2003	2002

Crescent’s FFO	$5,079	$5,374	$12,096	$10,775

AmeriCold Logistics Summary Operating Income Statement
(Tenant & Operator of Above Properties)

	For the three months ended June 30,

	2003	2002	% Change

Revenue	$154,158	$154,862
Expenses	125,752	127,168

Net income (before rent expense)(1)	$28,406	$27,694	2.6%

Average Occupancy for all Leased Facilities	71%	76%

	For the six months ended June 30,

	2003	2002	% Change

Revenue	$313,880	$309,490
Expenses	254,311	252,002

Net income (before rent expense)(2)	$59,569	$57,488	3.6%

Average Occupancy for all Leased Facilities	73%	76%
Facilities Operated by Americold Logistics	101	101
Facilities Leased to Americold Logistics by TCLC	88	88

(1)	Net income is calculated as Operating Income before rent expense of $40,307 and $34,863 for the three months ended June 30, 2003 and 2002, respectively. Net loss including rent expense was $11,901 and $7,169 for the three months ended June 30, 2003 and 2002.

(2)	Net income is calculated as Operating Income before rent expense of $78,320 and $70,798 for the six months ended June 30, 2003 and 2002, respectively. Net loss including rent expense was $18,751 and $13,310 for the six months ended June 30, 2003 and 2002.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003

Equity Research Coverage

Banc of America Securities Lee T. Schalop Alexis Hughes 212.847.5677 212.847.5705	Merrill Lynch Steve Sakwa John J. Stewart 212.449.0335 212.449.1920

BB&T Capital Markets
Stephanie Krewson
804.782.8784

Bear Stearns
Ross Smotrich
Michael T. Marron
212.272.8046
212.272.7424

CS First Boston
Jay Habermann
212.538.2830
212.538.5250

Friedman Billings Ramsey
David Loeb
Gustavo Sarago
703.469.1289
703.469.1042

Morgan Stanley
Greg Whyte
Ajit Kumar
212.761.6331
212.761.3318

RBC Capital Markets
Jay Leupp
David Copp
415.633.8588
415.633.8558

Smith Barney Citigroup
Jonathan Litt
Gary Boston
212.816.0231
212.816.1383

Stifel, Nicolaus
John Roberts
502.420.3203

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Ste 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Contact	Information Request

Keira B. Moody Vice President Investor Relations Phone: 817.321.1412 Fax: 817.321.2060 Kmoody@crescent.com	Karla F. Anderson Investor Relations Coordinator Phone: 817.321.1478 Fax: 817.321.2060 Kanderson@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2003